February 5, 2013 Fourth Quarter 2012 Review and 2013 Outlook Exhibit 99.1

Forward-Looking Statements
› the effects of fluctuations in interest rates and a prolonged low interest rate environment;
› general economic, market or business conditions, including further economic downturns or other adverse conditions in the global and domestic capital and credit markets;
› the effects of changes in monetary and fiscal policy;
› the effects of changes in government programs to stimulate mortgage refinancing and significant increases in corporate refinance activity;
› the performance of our investment portfolio;
› the continued availability of quality commercial mortgage loan investments and our continued capacity to invest in commercial mortgage loans;
› our ability to successfully execute on our strategies;
› recorded reserves for future policy benefits and claims subsequently proving to be inadequate or inaccurate;
› deviations from assumptions used in setting prices for insurance and annuity products or establishing cash flow testing reserves;
› continued viability of certain products under various economic, regulatory and other conditions;
› market pricing and competitive trends related to insurance products and services;
› changes in amortization of deferred policy acquisition costs and deferred sales inducements;
› financial strength or credit ratings changes;
› the availability and cost of capital and financing;
› the continued availability and cost of reinsurance coverage;
› changes in laws or regulations, or their interpretation, including those which could increase Symetra's business costs, reserve levels and required capital levels;
› the ability of subsidiaries to pay dividends to Symetra;
› the effects of implementation of  the Patient Protection and Affordable Care Act;
› our ability to implement effective and sufficient risk management policies and procedures, including hedging strategies;
› the initiation of legal or regulatory investigations against us and the results of any legal or regulatory proceedings;
› the effects of implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; and
› the risks that are described from time to time in Symetra's filings with the Securities and Exchange Commission, including those in Symetra's 2011
Annual Report on Form 10-K and 2012 Quarterly Reports on Form 10-Q.
2
Statements made in the following presentation that relate to anticipated financial performance or business operations, business services and product prospects and plans, reinvestment opportunities, changes in the amount of cash flow testing reserves, regulatory developments, accounting standard changes and similar matters may be considered “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of current or historical facts, are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and contingencies that may cause the operations, performance, development and results of our business to differ materially from those suggested by such statements. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements. The information contained in this presentation speaks as of February 5, 2013. Symetra undertakes no obligation to update any such forward-
looking statements, whether as a result of new information, future events or otherwise. Historical results are not necessarily indicative of future results. Future results, including our financial performance, business operations and trends in our business and industry, are subject to significant risks and uncertainties, including without limitation the following:

2012:  Year in Review

› Improved capabilities across the company
› Benefits – built out Group Life & Disability Income (DI) business
› Retirement – expanded bank channel distribution for Edge Pro Fixed Indexed
Annuity; built True Variable Annuity (VA) product
› Individual Life – enhanced product and distribution capabilities
› But missed on sales targets for new products (True VA, Classic Universal Life (UL),
Group Life & DI)
› Solid performance in core business lines
› Medical stop-loss:  strong sales, loss ratio consistent with long-term target range
› Deferred fixed annuities:  sales down (consistent with industry trend), but maintained strong relationships with bank distribution partners; held interest spreads stable despite challenging interest rate environment
› Maintained underwriting and pricing discipline
We’re well positioned to leverage the investments made in 2012 and drive improved sales results in 2013

Financial Results

Twelve Months
Ended Dec. 31
2012 2011
Return on Equity (ROE) 6.1% 7.2%
Operating Return on Average Equity (ROAE) 8.5% 9.5%
4Q12 4Q11 2012 2011
Net Income $  31.0 $  73.7 $ 205.4 $ 195.8
Less: Net realized investment gains
(losses)
1
(2.6) 22.2 20.2 4.7
Add:  Net realized gains (losses) – FIA
1, 2
(0.7) (0.4) 0.1 (0.9)
Adjusted Operating Income
3
$  32.9 $  51.1 $ 185.3 $ 190.2
Historical financial information has been restated to reflect retrospective adoption of a new accounting standard for deferred acquisition costs on Jan. 1, 2012.
1 Net of taxes.     Fixed indexed annuity.     A non-GAAP financial measure.  See Appendix for a definition of this measure and a reconciliation to the most directly comparable GAAP measure.
$ in millions
2 3
3

Benefits Segment
29% of 2012 Pretax Adjusted Operating Income
1
Priorities:
› Maintain leadership position in medical stop-loss market, while achieving loss ratio in line with long-term target range of 63% - 65%
› Drive growth in group life & DI premium
$ in millions
1 Total pretax adjusted operating income includes Other segment loss.  A non-GAAP financial measure.  See
Appendix for a definition of this measure and a reconciliation to the most directly comparable GAAP measure.
2  Total revenue excluding net realized investment gains (losses).
4Q12 4Q11 2012 2011
Operating Revenues $ 153.7 $ 148.7 $ 601.6 $ 533.3
Pretax Adjusted Operating
Income
$   12.4 $   24.2 $   70.5 $   79.1
Loss Ratio 67.7% 59.6% 65.1% 63.1%
Total Sales $  25.7  $  26.5 $ 159.3  $ 118.7
2

Deferred Annuities Segment
43% of 2012 Pretax Adjusted Operating Income
1
Priorities:
Maintain solid interest spread on fixed annuities
Maintain sales of fixed annuities and expand sales of fixed indexed annuities (FIA)
through banks and broker-dealers
Continue to enhance FIA and VA product line up
$ in millions
1 Total pretax adjusted operating income includes Other segment loss.  A non-GAAP financial measure.  See Appendix for a definition of this measure and a reconciliation to the most directly comparable GAAP measure.
2
Total revenue
excluding net realized investment gains (losses) and including net realized gains (losses) – FIA.
3
Excludes impact of
asset prepayments, mortgage-backed securities prepayment speed adjustments and deferred sales inducement unlocking.
4Q12 4Q11 2012 2011
Operating Revenues
2
$ 146.4 $ 147.5 $ 568.0 $ 546.5
Pretax Adjusted Operating
Income
$   29.1 $   27.5 $ 102.7 $   95.8
Base Interest Spread
3
1.78% 1.81% 1.83% 1.82%
Total Sales $ 300.8  $ 356.8 $ 1,146.6  $ 1,815.3
Ending Account Values $11,786.7 $11,326.9

Income Annuities Segment
19% of 2012 Pretax Adjusted Operating Income
1
Priorities:
Continue to stabilize the profitability of existing block in low interest rate environment with commercial mortgage loan origination strategy
Focus sales effort on shorter duration retail opportunities (structured settlement sales discontinued in 4Q12)
4Q12 4Q11 2012 2011
Operating Revenues $ 102.3 $ 104.5 $ 416.7 $ 414.9
Pretax Adjusted Operating
Income
$     5.1 $     6.5 $   45.0 $   35.1
Base Interest Spread 0.45% 0.53% 0.51% 0.50%
Total Sales $  57.6  $  54.1 $ 258.2  $ 221.9
7
1   Total pretax adjusted operating income includes Other segment loss.  A non-GAAP financial measure.  See
Appendix for a definition of this measure and a reconciliation to the most directly comparable GAAP measure.
2   Total revenue excluding net realized investment gains (losses).
3   Excludes impact of asset prepayments and mortgage-backed securities prepayment speed adjustments.
$ in millions
3
2

Individual Life Segment
20% of 2012 Pretax Adjusted Operating Income
1
Priorities:
› Drive sales of Classic UL and Classic UL with Lapse Protection Benefit rider
› Drive sales of variable COLI (corporate-owned life insurance) product
4Q12 4Q11 2012 2011
Operating Revenues
2
$ 110.8 $ 116.7 $ 450.2 $ 452.0
Pretax Adjusted Operating
Income
$     5.5 $   18.1 $   47.0 $   65.3
BOLI Base ROA
3
0.66% 0.98% 0.88% 0.98%
Individual Sales $    1.3  $    3.1 $    9.1  $  11.7
BOLI / COLI Sales $      -- $      -- $      2.0 $      --
8
1 Total pretax adjusted operating income includes Other segment loss. A non-GAAP financial measure. See Appendix for a definition of this measure and a reconciliation to the most directly comparable GAAP measure.
2
Total revenue
excluding net realized investment gains (losses) .
3
Excludes impact of asset prepayments, mortgage-backed securities prepayment speed adjustments and deferred sales inducement unlocking.
$ in millions

Estimated 2013 Operating EPS
1
range: $1.30-$1.50
1 Denotes a non-GAAP financial measure also referred to as “adjusted operating income per common share – diluted.”
See Appendix for definition.
Operating EPS Guidance for 2013
   Year-over-year sales growth for new product lines
   Expenses flat relative to full year 2012
   Low interest rate environment, holding rates at current levels through 2013
   Benefits loss ratio at higher end of long-term target range (63%-65%)
   Continued abundance of attractively priced commercial mortgage loans
   Mortality experience in line with historical experience (~ neutral)
Continued favorable effective tax rate
Assumptions for 2013:

Prolonged Path to ROE Improvement
› Challenging interest rate environment lengthens our path
› Steps we’re taking to drive improvement, over time:
› Profitable growth
› Accretive acquisitions
› Share repurchases, dividends

2013:  Leveraging Investments Made in 2012
› Focus on driving sales results, while maintaining our discipline
› Solid sales expected in 2013 for core business lines:
› Medical stop-loss
› Fixed deferred annuities
› Year-over-year growth expected in 2013 for newer products:
› Group life & DI
› Fixed indexed annuities
› True VA
› Classic UL
› Variable COLI

Appendix 12

Commercial mortgage loans, 11.2%
Limited partnerships, 0.9%
Policy loans and other, 0.3%
REITs1, 0.6%
Equities, 1.6%
Fixed maturities, 85.4%

SYMETRA

$27.6 billion
Portfolio Composition
As of 12/31/12
13
High-Quality Investment Portfolio
1   Included in trading marketable equity securities.
2 From inception of Symetra equity portfolio in January 2005 and Symetra REIT portfolio in April 2011.
3   FTSE NAREIT All Equity REITs Index.
› Pretax impairments of $3.8M in 4Q12 vs $5.5M in 4Q11
› AOCI of $1,371.2M at 12/31/12 vs $1,027.3M at 12/31/11
› RMBS of $3.0B
› Gross premium of $53.4M
› Gross discount of $62.3M
› Average mortgage loan rate of 5.2%
› Outstanding long-term equity portfolio performance:
Life-to-date   annualized total return of 9.5% (vs 4.2%
for S&P 500 Total Return Index)
› Life-to-date   annualized total return for REITs of 9.2%
vs benchmark  total return of 9.4%
› European exposure of $1.6B
› $0.7M of sovereign
› $191.1M of financials
› Largest holding = $125.0M of Deutsche Telekom
› Commercial mortgage loans offer attractive yields:
4Q12 originations funded at 313 bps spread over
Treasury securities
2
3
2

(Percent)

Effective Asset-Liability Management
-
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
10-Yr Treasury Rate Deferred Annuities - Base Spread Income Annuities - Base Spread
Holding annuity interest spreads stable in a challenging rate environment

› Reinvestment risk is relatively small due to:
› Effective ALM program (matching asset and liability cash flows)
› Flexibility from rate resetting capabilities (except in Income Annuities segment)
› Attractive investment opportunity in commercial mortgage loan originations
› Our estimates could be affected by changes in monetary policy, government programs to stimulate mortgage refinancing and significant increases in corporate refinance activity
Estimated Amount of
Reinvestment
(2013 – 2015)
Risk Management Tools
Surplus ~ $250 / year CML
Deferred Annuity < $50 / year Rate resets
Income Annuity < $50 / year CML
BOLI ~ $400 / year
CML, rate resets,
other product levers
Prolonged Low Interest Rate Environment
Minimal Reinvestment Risk
$ in millions

Reconciliation of Non-GAAP Measures

Three Months
Ended Dec. 31
Twelve Months
Ended Dec. 31
2012 2011 2012 2011
Net income $ 31.0 $ 73.7 $ 205.4 $ 195.8
Less: Net realized investment gains (losses) (net of taxes) (2.6) 22.2 20.2 4.7
Add: Net realized gains (losses) – FIA (net of taxes) (0.7) (0.4) 0.1 (0.9)
Adjusted operating income
1
$ 32.9 $ 51.1 $ 185.3 $ 190.2
Twelve Months
Ended Dec. 31
2012 2011
Return on equity (ROE) 6.1% 7.2%
Net income $ 205.4 $ 195.8
Average book value 3,383.9 2,710.2
Operating return on average equity (ROAE)
1
8.5% 9.5%
Adjusted operating income
1
$ 185.3 $ 190.2
Average adjusted book value
1
2,185.7 2,002.4
1
Denotes a non-GAAP measure. See slide 18 for definition.
$ in millions

Reconciliation of Non-GAAP Measures (cont.)

Three Months
Ended Dec. 31
Twelve Months
Ended Dec. 31
2012 2011 2012 2011
Segment pretax adjusted operating income (loss):
Benefits $ 12.4 $ 24.2 $  70.5 $  79.1
Deferred Annuities 29.1 27.5 102.7 95.8
Income Annuities 5.1 6.5 45.0 35.1
Individual Life 5.5 18.1 47.0 65.3
Other (5.3) (5.2) (26.1) (10.7)
Pretax adjusted operating income
1
46.8 71.1 239.1 264.6
Add: Net realized investment gains (losses) – excluding
FIA
(2.9) 34.8 31.0 8.6
Income from operations before income taxes $ 43.9 $ 105.9 $ 270.1 $ 273.2
$ in millions
1
Denotes a non-GAAP measure. See slide 18 for definition.

Non-GAAP Measures

Adjusted Operating Income and Pre-tax Operating Income
Adjusted operating income consists of net income, less after-tax net realized investment gains (losses), plus after-tax net investment gains (losses) on FIA. Net income is the most directly comparable GAAP measure to adjusted operating income.
Pre-tax adjusted operating income is adjusted operating income on a pre-tax basis. It also represents the cumulative total of segment pre-tax adjusted operating income, which at the segment level is a GAAP measure.
Income from operations before income taxes is the most directly comparable GAAP measure to pre-tax adjusted operating income. Pre-tax adjusted operating income excludes pre-tax net realized investment gains (losses), except pre-tax net realized investment gains (losses) on FIA.
Adjusted Operating Income per Common Share – Diluted, or Operating EPS
Adjusted operating income per common share — diluted consists of adjusted operating income divided by the GAAP-basis weighted average diluted shares outstanding. Net income per common share — diluted is the most directly comparable GAAP measures.
Adjusted Book Value
Adjusted book value consists of stockholders’ equity, less AOCI. Stockholders’ equity is the most directly comparable GAAP measure to adjusted book value. AOCI, which is primarily composed of the net unrealized gains
(losses) on our fixed maturities, net of taxes, is a component of stockholders’ equity.
Operating Return on Average Equity, or Operating ROAE
Operating return on average equity, or operating ROAE, consists of adjusted operating income for the most recent four quarters, divided by average adjusted book value, both of which are non-GAAP measures as described above. We measure average adjusted book value by averaging adjusted book value for the most recent five quarters. Return on stockholders’ equity, or ROE, is the most directly comparable GAAP measure. Return on stockholders’ equity for the most recent four quarters is calculated as net income for such period divided by the average stockholders’ equity for the most recent five quarters.

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